SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

INCOME EQUITY FUND

INTERNATIONAL EQUITY FUND

LARGE CAP CORE FUND

LARGE CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP CORE FUND

U.S. QUALITY ESG FUND

EMERGING MARKETS EQUITY INDEX FUND

GLOBAL REAL ESTATE INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

MID CAP INDEX FUND

SMALL CAP INDEX FUND

STOCK INDEX FUND

WORLD SELECTION INDEX FUND

BOND INDEX FUND

CORE BOND FUND

FIXED INCOME FUND

HIGH YIELD FIXED INCOME FUND

SHORT BOND FUND

LIMITED TERM U.S. GOVERNMENT FUND

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

ULTRA-SHORT FIXED INCOME FUND

U.S. GOVERNMENT FUND

ACTIVE M EMERGING MARKETS EQUITY FUND

ACTIVE M INTERNATIONAL EQUITY FUND

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

MULTI-MANAGER GLOBAL REAL ESTATE FUND

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

SUPPLEMENT DATED MAY 30, 2025 TO THE FUNDS’ SUMMARY PROSPECTUSES AND PROSPECTUS DATED JULY 31, 2024, AS SUPPLEMENTED

1.	The following is added to the “Principal Risks” section in each Fund’s Summary Prospectus and the “FUND SUMMARIES – Principal Risks” section for each Fund in the Prospectus:

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

2.	The following sentence replaces the last sentence in the “Management” section in each Fund’s Summary Prospectus and the “FUND SUMMARIES – Management” section for each Fund in the Prospectus:

The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

3.

The following replaces the “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks, Description of Securities and Common Investment Techniques – Lending of Securities” section of the Prospectus:

LENDING OF SECURITIES. In order to generate additional income, the Funds (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. This collateral is marked-to-market on a daily basis.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds managed by NTI . Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Upon return of the loaned securities, the Fund would be required to return the related cash collateral to the borrower and may be required to liquidate portfolio securities in order to do so. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. A Fund also will be responsible for any loss that might result

NORTHERN FUNDS PROSPECTUS

SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT

from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”), may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to a Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

4.	The first and third paragraphs under the “Other Fund Services” section of the Prospectus are deleted and replaced with the following, respectively:

TNTC serves as Transfer Agent and Custodian for each Fund, and Securities Lending Agent for each Fund other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its management fees, which do not represent additional expenses to the Funds.

Pursuant to an exemptive order issued by the SEC, TNTC serves as Securities Lending Agent for the Funds (other than the Global Tactical Asset Allocation Fund and Tax-Exempt Fixed Income Funds). For rendering securities lending services, TNTC receives a percentage of securities lending revenue generated for the Funds. In addition, cash collateral received by the Funds in connection with a securities loan may be invested in shares of other registered or unregistered money market funds that comply with Rule 2a-7 under the 1940 Act, including money market funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

Please retain this supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO SecLend (5/25)

NORTHERN FUNDS PROSPECTUS